                                                                    EXHIBIT 32.1

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

In connection with this annual report on Form 10-KSB of Kupper Parker Communications, Incorporated for the year ended October 31, 2004, I, Bruce Kupper, Chairman and Chief Executive Officer of Kupper Parker Communications, Incorporated, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

     1. this Form 10-KSB for the year ended October 31, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in this Form 10-KSB for the year ended October 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of Kupper Parker Communications, Incorporated.

Date: February 8, 2005


/s/ Bruce Kupper
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Bruce Kupper
Chairman and Chief Executive Officer
Kupper Parker Communications, Incorporated